EXHIBIT 32

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Premier International Hotel Group, Inc., (the “Company”) on Form 10-Q for period ended November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zeng Yan, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2011

/s/ Zeng Yan
Zeng Yan
President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)